Exhibit 10.9

INVESTMENT AGREEMENT

THIS INVESTMENT AGREEMENT (this “Agreement”), dated as of                 , 2021, is by and among (i) CASCADIA ACQUISITION CORP., a Delaware corporation (the “SPAC”), (ii) CASCADIA ACQUISITION SPONSOR LLC, a Delaware limited liability company (the “Sponsor”), and (iii) the investor(s) listed on the signature page(s) hereto (“Investor”). This Agreement may be executed by an investment manager on behalf of managed funds and/or accounts and for the elimination of doubt such fund or account shall, severally and not jointly, be the Investor hereunder.

WHEREAS, in connection with the initial public offering (the “IPO”) of units of the SPAC, Investor, either directly or through an affiliated entity, has expressed an interest in acquiring up to [•] units in the IPO, which shall not exceed [•]% of the total outstanding shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), underlying the units (not including the over-allotment option) (the “IPO Indication”), at a price of $10.00 per unit.

WHEREAS, the parties wish to enter into this Agreement pursuant to which Investor will purchase from the Sponsor shares of Class B common stock, par value $0.0001 per share, of the SPAC (the “Founder Shares”) for the same value paid by the Sponsor, or approximately $0.006 per share.

NOW THEREFORE, the parties hereto hereby agree as follows:

Section 1. Sale and Purchase.

(a)

In connection with the IPO Indication, and subject to the satisfaction of the conditions set forth in Section 1(b), the Sponsor hereby agrees to sell to Investor [•] Founder Shares (such shares, the “Transferred Shares”) for an aggregate purchase price of $[•] ($0.006 per share) (the “Transfer Price”) on the date of the closing of the IPO, and Investor hereby agrees to purchase the Transferred Shares (the “Transfer”). Concurrently with the Transfer, in consideration for the transfer of the Transferred Shares, Investor shall pay the Transfer Price to the Sponsor in immediately available funds. Such Transferred Shares shall be allocated to the Investor as set forth on the signature page(s).

(b)

Subject to (i) the fulfillment by Investor of the IPO Indication (which shall be done by the Investor submitting to the IPO underwriters and maintaining through the closing date of the IPO, a firm order to purchase the IPO Indication and the acquisition of 100% of the units of the SPAC allocated to Investor by the underwriters in the IPO, which number of allocated units shall not be greater than [•]% of the units offered in the IPO (exclusive of any units that may be issued pursuant to the underwriters’ over-allotment option)); and (ii) Investor’s payment of the Transfer Price as contemplated by Section 1(a) of this Agreement, the Transfer shall occur and be effective upon the closing of the IPO, automatically and without any action of any other party hereto.

(c)

Notwithstanding anything to the contrary herein, both before and after the receipt of the Transferred Shares by the Investor, the number of Transferred Shares shall not be subject to cut-back, reduction, mandatory repurchase, redemption or forfeiture for any reason, including (i) transfer of the Founder Shares to any person, (ii) downsizing of the offering, (iii) failure of the underwriters to exercise their over-allotment option, (iv) concessions or “earn-out” triggers in connection with the negotiation of a Business Combination (as defined below), or (v) any other modification, without the Investor’s prior written consent.

(d)

The obligations of Investor hereunder are subject to there being no material change in structure, terms and conditions in the capital structure the SPAC from that set forth in the Registration Statement on Form S-1 filed with the United States Securities and Exchange Commission on August [•], 2021 (the “Registration Statement”)

Section 2. Representations and Warranties of the SPAC. The SPAC hereby represents and warrants to Investor, as follows:

(a)	The SPAC has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

(b)	This Agreement has been duly and validly executed and delivered by the SPAC and constitutes a legal, valid and binding obligation of the SPAC enforceable against the SPAC in accordance with its terms.

(c)

The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of its obligations hereunder will not materially conflict with, or result in any material violation of or default under, any agreement or other instrument to which the SPAC is a party or by which the SPAC is bound, or any decree, order, statute, rule or regulation applicable to the SPAC.

(d)

The Founders Shares, when issued to the Sponsor, were validly issued, fully paid and non-assessable, free and clear of all liens or other restrictions (other than those arising under applicable securities laws or as otherwise disclosed in the Registration Statement) and were not issued in violation of, or subject to, any preemptive or similar rights.

Section 3. Representations and Warranties of the Sponsor. The Sponsor hereby represents and warrants to Investor, as follows:

(a)	The Sponsor has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

(b)

This Agreement has been duly and validly executed and delivered by the Sponsor and constitutes a legal, valid and binding obligation of the Sponsor enforceable against the Sponsor in accordance with its terms.

(c)

The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of its obligations hereunder will not materially conflict with, or result in any material violation of or default under, any agreement or other instrument to which the Sponsor is a party or by which the Sponsor is bound, or any decree, order, statute, rule or regulation applicable to the Sponsor.

(d)

The terms set forth in this Agreement are as favorable to the Investor as the terms granted to all other investors entering into a similar agreement to purchase Founder Shares of the SPAC in connection with expressing interest in the IPO, provided that the Investor acknowledges that Founders Shares have been offered to the Sponsor, directors and director nominees of the SPAC and the Sponsor expressly reserves the right to issue membership interests in the Sponsor in its sole discretion

Section 4. Representations and Warranties of Investor. Investor hereby represents and warrants to the SPAC and the Sponsor, as follows:

(a)	Investor has full power, authority and legal capacity to execute and deliver this Agreement and to perform its obligations hereunder.

(b)	This Agreement has been duly and validly executed and delivered by Investor and constitutes a legal, valid and binding obligation of Investor enforceable against Investor in accordance with its terms.

(c)

The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of its obligations hereunder will not materially conflict with, or result in any material violation of or default under, any agreement or other instrument to which Investor is a party or by which Investor is bound, or any decree, order, statute, rule or regulation applicable to Investor.

(d)	In connection with the Transferred Shares:

(i)	it has been advised that the Transferred Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”);

(ii)	it will be acquiring the Transferred Shares for its own account for investment purposes only;

(iii)	it has no present intention of selling or otherwise disposing of the Transferred Shares in violation of the securities laws of the United States;

(iv)	it is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act;

(v)	it will, upon request, provide the Sponsor to the completed an IRS Form W-9 or Form W-8BEN (or similar form), as applicable;

(vi)

it has had both the opportunity to ask questions and receive answers from the officers and directors of the SPAC and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder; and

(vii)	it is familiar with the proposed business, management, financial condition and affairs of the SPAC.

(e)

Investor is not, and is not acting as, an agent, representative, intermediary or nominee for any person identified on the list of blocked persons maintained by the Office of Foreign Assets Control of the U.S. Treasury Department; and Investor has complied with all applicable U.S. laws, regulations, directives and executive orders relating to anti-money laundering.

Section 5. Additional Agreements and Acknowledgements of Investor.

(a)

Without written consent of the SPAC and Sponsor, the Investor agrees not to transfer, assign or sell any Transferred Shares or the Class A Common Stock, issuable upon conversion of the Transferred Shares held by it until the earlier of (i) one year after the date the SPAC consummates a Business Combination (as defined below) and (ii) the earlier to occur of, subsequent to a Business Combination, (A) the first date on which the last reported sale price of the Class A Common Stock equals or exceeds $12.00 per share of stock (as adjusted for stock sub-divisions, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the consummation a Business Combination and (B) the date on which the SPAC consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the SPAC’s stockholders having the right to exchange their Class A Common Stock for cash, securities or other property. The Transferred Shares shall not be bound by any additional resale lock-up agreements with the SPAC or Sponsor, except as set forth in the Registration Statement. For the avoidance of doubt, this Section 5 shall not restrict the Investor from transferring, assigning or selling any Class A Common Stock or units acquired in the IPO or in the open market.

(b)

Investor acknowledges that the SPAC was formed for the purpose of effecting a merger, amalgamation, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”). Investor agrees that if the SPAC seeks stockholder approval of a proposed Business Combination, then in connection with such proposed Business Combination, Investor shall vote all Transferred Shares in favor of such proposed Business Combination. Notwithstanding the foregoing, nothing shall prevent the Investor from seeking redemption for any Class A Common Stock it acquires in the IPO or in the open market in accordance with the terms and conditions applicable to the Class A Common Stock and the IPO described in the Registration Statement.

(c)

Investor acknowledges that it is aware the SPAC will establish a trust account (the “Trust Account”) for the benefit of its public stockholders upon the closing of the IPO and deposit proceeds from the sale of units in the IPO and the sale of private placement warrants into the Trust Account, as described in the Registration Statement. Investor further acknowledges and agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account (“Trust Account Claim”), or any other asset of the SPAC as a result of any liquidation of the SPAC, with respect to the Transferred Shares and hereby waives any Trust Account Claim it may have in the future against the SPAC arising out of or relating to the Transferred Shares or the transactions contemplated by this Agreement and will not seek recourse against the Trust Account in respect thereof; provided that nothing herein shall limit the Investor’s rights with respect to the Trust Account or any claims in respect of shares of Class A common stock purchased by Investor in the IPO or in the open market.

(d)

In connection with the IPO, the SPAC shall enter into a registration rights agreement (the “Registration Rights Agreement”) with the Sponsor, Investor and certain other parties thereto in the form filed as an exhibit to the SPAC’s Registration Statement. The Registration Rights Agreement shall provide Investor with registration rights with respect to the Transferred Shares that are no less favorable to Investor than the registration rights of the Sponsor set forth therein.

Section 6. Miscellaneous.

(a)

Any notice or communication under this Agreement shall be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) recognized courier or overnight delivery service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail or facsimile, if to the Sponsor, to: Cascadia Acquisition Sponsor LLC, 1000 2nd Avenue, Suite 1200, Seattle, WA 98104; if to the SPAC, to: Cascadia Acquisition Corp., 1000 2nd Avenue, Suite 1200, Seattle, WA 98104; and, if to the Investor, at the Investor’s address or contact information as set forth on the signature page attached hereto.

(b)	This Agreement shall be governed by the internal laws (and not the law of conflicts) of the State of New York.

(c)

This Agreement, together with any other documents, instruments and writings that are delivered pursuant hereto or referenced herein, represents the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof of the transactions contemplated hereby. This Agreement may be terminated, modified, waived or amended only by a writing executed and delivered by all parties hereto.

(d)

The rights and obligations under this Agreement may not be assigned by any party hereto without the prior written consent of the other parties. Any assignment or transfer in violation of the foregoing shall be null and void.

(e)

From time to time, at the reasonable request of any of the other parties hereto, each party hereto shall execute and deliver such additional documents and instruments and take such further lawful action as may be necessary to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

(f)

Any term or provision of this Agreement which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining rights of the person intended to be benefited by such provision or any other provisions of this Agreement.

(g)

This Agreement may be executed in two or more counterparts, each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument. Any signature page delivered by a facsimile machine or electronic mail shall be binding to the same extent as an original signature page.

(h)	This Agreement shall terminate at 11:59 p.m., New York City time, on September [•], 2021[1] if the IPO has not been completed on or prior to that date.

(i)

Except as may be required by law, regulation, applicable stock exchange listing requirements or judicial or administrative order, until the transactions contemplated hereby and the terms hereof are publicly announced or otherwise publicly disclosed, the parties hereto shall keep confidential and shall not publicly disclose the existence or terms of this Agreement. Notwithstanding the foregoing, Investor shall be permitted to disclose any information to its affiliates and its and their respective directors, officers, employees, advisors, director or indirect owners, agents and representatives, in each case so long as such person or entity has been advised of the confidentiality obligations hereunder; provided that Investor shall be liable for any breach of such confidentiality obligations by any such person or entity. The SPAC shall publicly disclose all of the material terms of this Agreement in the initial filing of the Registration Statement; however, neither the SPAC nor Sponsor nor any affiliate thereof shall disclose the identity of Investor or its affiliates or principals (in any regulatory filing or otherwise), except as required by applicable law or in connection with any inquiry by a governmental authority, without the prior consent of Investor, which shall not be unreasonably withheld or delayed. From and after the initial filing of the Registration Statement, the Investor shall not be in possession of any material, non-public information received from the SPAC, the Sponsor or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by this Agreement, and the Investor shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral, and including as set forth in this Section 6(i) with the SPAC, the Sponsor or any of their respective affiliates.

* * * * *

[Signature page follows]

[1]	To be 50 days following the signing of the Investment Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

INVESTOR:

[•]
By:
Name: [•]
Title: [•]

Address: Email:

[Signature Page to Investment Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

SPAC:

CASCADIA ACQUISITION CORP.

By:
Name:
Title:

[Signature Page to Investment Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

SPONSOR:

CASCADIA ACQUISITION SPONSOR LLC

By:
Name:	Michael Butler
Title:	Manager

By:
Name:	Jamie Boyd
Title:	Manager

[Signature Page to Investment Agreement]